                                                                   EXHIBIT 10.10

--------------------------------------------------------------------------------
FORM CD-450               U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                          [ ] GRANT  [X] COOPERATIVE
DAO 203-26                                                           AGREEMENT
                                                      --------------------------
                                                      ACCOUNTING CODE
                           FINANCIAL ASSISTANCE AWARD     **SEE BELOW
--------------------------------------------------------------------------------
RECIPIENT NAME                                        AWARD NUMBER
Sangamo BioSciences, Inc.                                 70NANB7H3000
--------------------------------------------------------------------------------
STREET ADDRESS                                        FEDERAL SHARE OF COST
9125 East 10th Drive Lowry Building 859                   $2,000,000
--------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                 RECIPIENT SHARE OF COST
Aurora, CO                                                $503,250
--------------------------------------------------------------------------------
AWARD PERIOD                                          TOTAL ESTIMATED COST
May 1, 1997 - April 30, 2000                              $2,503,250
--------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
--------------------------------------------------------------------------------
AUTHORITY
Authorized by Section 5131 of P.L. 100-418, codified at 15 USC 287n as modified by P.L. 102-245 the Final Rule 15 CFR Part 295, and Program Announcement ATP 96-01
--------------------------------------------------------------------------------
PROJECT TITLE
Development of Novel DNA Binding Proteins as Antiviral Therapeutics
--------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Award null and void.

[X] Department of Commerce Financial Assistance Standard Terms and Conditions

[X] Special Award Conditions

[X] Line Item Budget

[ ] OMB Circular A-21, Cost Principles for Educational Institutions

[ ] OMB Circular A-87, Cost Principles for State and Local Governments

[X] OMB Circular A-110, Grants and Agreements with Institutions of Higher
    Education, Hospitals, and Other Nonprofit Organizations Uniform Administrative Requirements

[ ] OMB Circular A-122, Cost Principles for Nonprofit Organizations

[ ] 15 CFR Part 24, Uniform Administrative Requirements for Grants and
    Cooperative Agreements to State and Local Governments

[ ] 15 CFR Part 29a, Audit Requirements for State and Local Governments

[ ] 15 CFR Part 29b, Audit Requirements for Institutions of Higher Education and Nonprofit Organizations

[X] 48 CFR Part 31, Contract Cost Principles and Procedures

[X] Other(s): General Terms and Conditions Advanced Technology Program
- Single - 3/97 Advanced Technology Program Audit Guidelines - Single Recipient 11/96
**ACCOUNTING CODE: CC: 7/4701342 Obj. Cl. 4110 Req. No. 7/470-2109 $500,000
B-AE93-N-C-F-N-A-08-04000  EIN: 68-035-9556  470/F.Hoffer
--------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER    TITLE             DATE
Shamim Shaikh /s/ SHAMIM SHAIKH                       Grants Officer    3/31/97
--------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED                TITLE             DATE
RECIPIENT OFFICIAL
--------------------------------------------------------------------------------
ELECTRONIC FORM

                            SPECIAL AWARD CONDITIONS
                 ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
                           SANGAMO BIOSCIENCES, INC.
                     COOPERATIVE AGREEMENT NO. 70NANB7H3000


1.   RECIPIENT CONTACT

The Recipient Contact's name, address, and telephone number are:

(Technical)         George N. Cox
                    Sangamo BioSciences, Inc.
                    9125 East 10th Drive
                    Lowry Building 859
                    Aurora, CO 80010
                    (303) 360-6788

(Administrative)    Matthew Frome
                    Sangamo BioSciences, Inc.
                    950 Marina Village Parkway
                    Suite 100
                    Alameda, CA 94501
                    (510) 748-3087

2.   GRANTS OFFICER

The Grants Officer's name, and address are:

                                 Shamim Shaikh
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001

3.   GRANTS SPECIALIST

     The Grants Specialist's name, address, and telephone number are:

                                  Lisa Hildred
                 National Institute of Standards and Technology
                              Bldg. 301, Room B129
                          Gaithersburg, MD 20899-0001
                                 (301) 975-6002

4.   PROJECT MANAGEMENT

a.   The Technical Project Manager's name, address, and telephone number are:

                               Florina B. Hoffer
                 National Institute of Standards and Technology
                              Bldg. 101, Room A413
                          Gaithersburg, MD 20899-0001
                                 (301) 975-6049

b.   The Business Project Manager's name, address, and telephone number are:

                           Robert Bloksberg-Fireovid
                 National Institute of Standards and Technology
                              Bldg. 101, Room A319
                          Gaithersburg, MD 20899-0001
                                 (301) 975-5457

The structure of the ATP Project Management Team is subject to change.

5.   PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated September 17, 1996 and revised budget dated March 11, 1997.

6.   FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three year period (referred to as the "project period") for a total amount of $2,000,000 in Federal funds. However, Federal funding available at this time is limited to $500,000 for the first year period (referred to as the "budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. Should additional funds not be made available, expenses incurred related to closeout activities must be funded from the amount included on this award. The notice of availability or non-availability of additional funding for the second and third years will be made in writing only by the Grants Officer. This written notification shall be made prior to or no later than 30 days after the expiration of each year's activities.

PROPOSED FUTURE FUNDING:

YEAR                FUNDS               BUDGET PERIOD
----                -----               -------------
YR2                 $850,000            (05/01/98 - 04/30/99)
YR3                 $650,000            (05/01/99 - 04/30/00)

7.   COST SHARE

For the first year period, the direct costs only cost sharing ratio applicable to this award is the Recipient's contribution of 17.18% ($103,750) and NIST's contribution of 82.82% ($500,00). The Recipient must meet or exceed the cost share ratio on a quarterly financial reporting basis.

8. VERTEBRATE ANIMALS

This project involves the use of vertebrate animals, therefore, the Recipient is required to comply, as applicable, with the Animal Welfare Act as amended, and implementing regulations (7 U.S.C. 2131 et seq., 9 CFR parts 1, 2, and 3), and other Federal Statutes and regulations relating to animals.

Prior to any research involving animals the Principal Investigator shall submit to the ATP Program Manager:

(1) A completed Extramural Animal Study Proposal Form (NIST-1258), with signed approvals by the Institutional Animal Care and Use Committee (IACUC).

(2) Copies of other governmental approvals for Recipient's animal care and use procedures and showing the current status of Recipient's assurance by the Public Health Service/National Institutes of Health (PHS/NIH), and copies of animal care facility accreditation.

(3) Certification that the Principal Investigator and other personnel involved in the care and use of the animals are trained as required by NIST and the PHS/NIH Guide for the Care and Use of Laboratory Animals.

The Recipient must inform the ATP Program Manager in writing of any proposed deviation from procedures involving animals described in Form NIST-1258, any change in personnel and their training, and change in the status of their PHS/NIH assurance or other government inspecting bodies; and the results of any inspections of their animal care facilities that take place during the course of the award.

9. HUMAN SUBJECTS

If this project involves human subjects, the Department of Commerce Regulations, 15 CFR Part 27, require that recipients whose research involves human subjects maintain appropriate policies and procedures for the protection of human subjects. These regulations are available from the NIST Grants Office upon request.

No research involving human subjects is permitted under this award until NIST has reviewed and approved those activities.

FORM CD-451                                          U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)
DAO 203-26
                    AMENDMENT TO FINANCIAL ASSISTANCE AWARD

RECIPIENT NAME
Sangamo BioSciences, Inc.
--------------------------------------------------------------------------------

STREET ADDRESS
501 Canal Boulevard, Suite A100
--------------------------------------------------------------------------------

CITY, STATE, ZIP CODE
Richmond, CA 94804
--------------------------------------------------------------------------------

[ ] GRANT  [X] COOPERATIVE
               AGREEMENT
--------------------------------------------------------------------------------
ACCOUNTING CODE
***SEE BELOW
--------------------------------------------------------------------------------

AWARD NUMBER
70NANB7H3000
--------------------------------------------------------------------------------

AMENDMENT NUMBER
02
--------------------------------------------------------------------------------

EFFECTIVE DATE
APR 16, 1996
--------------------------------------------------------------------------------

EXTEND WORK COMPLETION TO
N/A
--------------------------------------------------------------------------------

DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY GRANTS OFFICE
BUILDING 301, ROOM B129, GAITHERSBURG, MARYLAND 20899-001
--------------------------------------------------------------------------------

                                      PREVIOUS                                 TOTAL
COSTS ARE REVISED AS FOLLOWS:      ESTIMATED COSTS     ADD       DEDUCT    ESTIMATED COST
-----------------------------------------------------------------------------------------
FEDERAL SHARE OF COST               $2,000,000        $ -0-     $ -0-        $2,000,000
-----------------------------------------------------------------------------------------
RECIPIENT SHARE OF COST             $  503,250        $ -0-     $ -0-        $  503,250
-----------------------------------------------------------------------------------------
TOTAL ESTIMATED COST                $2,503,250        $ -0-     $ -0-        $2,503,250
-----------------------------------------------------------------------------------------

REASON(S) FOR AMENDMENT

Project Title: Development of Novel DNA Binding Proteins as Anitiviral
               Therapeutics.

This cooperative agreement is being amended to (1) obligate and authorize expenditure of funding for the SECOND year (05/01/98 - 04/30/99); (2) incorporate the revised budget dated March 20, 1998; (3) allow the carryover of unexpended funds from First year to the Second year, and (4) indicate on the attached, those terms and conditions affected by the additional funds, carryover, and any administrative or statutory requirements.


This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within 15 days of receipt, the Grants Officer may declare this Amendment null and void.

[X] Special Award Conditions

[X] Line Item Budget

[ ] Other(s):
             -------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
**ACCOUNTING CODE: cc: 8/4701342 Obj. Cls. 4110 Req. No. 8/473-3104 $850,000
--------------------------------------------------------------------------------
            B-AE93-N-H-F-N-A-08-04000 EIN: 68-0359556 470/H. Weetall
--------------------------------------------------------------------------------

SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER          TITLE               DATE
Shamim A. Shaikh /s/ SHAMIM A. SHAIKH                       Grants Officer      4/16/98
---------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL   TITLE               DATE

---------------------------------------------------------------------------------------

ELECTRONIC FORM                        3

                            SPECIAL AWARD CONDITIONS
                 ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
                           SANGAMO BIOSCIENCES, INC.
                     COOPERATIVE AGREEMENT NO. 70NANB7H3000
                                AMENDMENT NO. 02

SPECIAL AWARD CONDITIONS - MODIFICATIONS/CHANGES

1.   RECIPIENT CONTACT

The Recipient Contact's name, address, and telephone number are:

(Administrative)    Shawn Johnson (510) 970-6000 x205
                    Sangamo BioSciences, Inc.
                    501 Canal Boulevard, Suite A100
                    Richmond, CA 94804

4.   PROJECT MANAGEMENT

a.   The Technical Project Manager's name, address, and telephone number are:

                                 Howard Weetall
                 National Institute of Standards and Technology
                              Bldg. 101, Room A236
                          Gaithersburg, MD 20899-0001
                                 (301) 975-2628

5.   PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated September 17, 1996, statements of accomplishments dated August 13, 1997, and revised budget dated March 20, 1998.

6.   FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a three-year period (referred to as the "project period") for a total amount of $2,000,000 in Federal funds. However, Federal funding available at this time is limited to $850,000 for the second-year period (referred to as the "budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the Agency. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability will exist or result on the part of the Federal Government for payment of any portion of the remaining funds which have not been made available under the award. Should additional funds not be made available, expenses incurred related to closeout activities must be funded from the amount included on this award. The notice of availability or non-availability of additional funding for the third year will be made in writing only by the Grants Officer. This written notification shall be made prior to or no later than 30 days after the expiration of second year's activities.

FUTURE FUNDING:

Year 3: $650,000 (From 05/01/99 - 04/30/00)

7. COST SHARE

The cumulative Year 1 and 2 direct costs only cost sharing ratio applicable to this award is the Recipient's contribution of 13.49% ($210,500) and NIST's contribution of 88.51% ($1,350,000). Recipient's must meet or exceed the cost share ratio on a quarterly financial reporting basis.

MODIFICATION TO THE GENERAL TERMS AND CONDITIONS ADVANCED TECHNOLOGY PROGRAM - SR - 03/97

REPLACE CLAUSE #24 IN ITS ENTIRETY WITH:

24.  CLOSEOUT OF COOPERATIVE AGREEMENT

In accordance with the guidelines established in the OMB Circular A-110, Subpart D_.71, and the Department of Commerce Standard Terms and Conditions dated November 1993, item number A.06, only those costs associated with compiling the final reports (financial, patent, equipment inventory, and closeout audit) shall be allowed during the ninety (90) day closeout period. The closeout meeting with ATP is not considered a closeout related activity.

Therefore, the Recipient must participate in a closeout (end-of-project) meeting with NIST officials PRIOR TO THE EXPIRATION DATE of the award. The Recipient must provide adequate funds in the project budget to ensure participation by all appropriate members in the closeout meeting. The NIST Technical and Business Project Managers will provide the Recipient with instructions for the closeout meeting.

ALL PRIOR TERMS AND CONDITIONS REMAIN THE SAME AND IN EFFECT.

ESTIMATED MULTI-YEAR BUDGET - SINGLE COMPANY


                                                          YEAR ONE         YEAR TWO        YEAR THREE       TOTAL
1. OBJECT CLASS CATEGORY

   A. Technical Personnel Salaries/Wages                  $  163,500      $  394,500       $  258,000     $  816,000
   B. Technical Personnel Fringe Benefits                     30,000          55,250           38,000        123,250
   C. Administrative Support Salaries/Wages                   42,500          67,500           67,500        177,500
   D. Administrative Support Fringe Benefits                   8,000          11,250           11,250         30,500
   E. Travel                                                  10,000          18,000           18,000         46,000
   F. Equipment                                              150,000          95,000           40,000        285,000
   G. Materials/Supplies                                      90,000         100,000           80,000        270,000
   H. Subcontracts                                            50,000         275,000          430,000        755,000
   I. Other
   J. Total Direct Costs (line A thru I)                     544,000       1,016,500          942,750      2,503,250
   K. Total Direct Costs Requested From ATP                  449,000         901,000          650,000      2,000,000
   L. Total Direct Costs to be Absorbed by Proposer       $   95,000      $  115,500       $  292,750     $  503,250
   M. Total Indirect Costs to be Absorbed by Proposer     $   50,000      $   65,000       $   85,000     $  200,000
   N. Total Costs (lines K, L, and M)                     $  594,000      $1,081,500       $1,027,750     $2,703,250

2. SOURCES OF FUNDS

   A. ATP (Same as Line K)                                $  449,000      $  901,000       $  650,000     $2,000,000
   B. Sangamo BioSciences                                    145,000         180,500          377,750        703,250
   C.
   D.
   E.
   F.
   G. Total Sources of Funds (Same as Line N)             $  594,000      $1,081,500       $1,027,750     $2,703,250

3. TASKS

   A.                                                     $               $                $              $
   B.
   C.
   D.
   E.
   F.
   G. Total Costs of All Tasks (Same as Line N)           $               $                $              $

----------------------------------------------------------------------------------------------------------
FORM CD-451                             U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                               [ ] GRANT      [X] COOPERATIVE
DAO 203-26                                                                                    AGREEMENT
                                                                          --------------------------------
                                                                           ACCOUNTING CODE
            AMENDMENT TO FINANCIAL ASSISTANCE AWARD                          **SEE BELOW
----------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                             AWARD NUMBER
Sangamo BioSciences, Inc.                                                    70NANB7H3000
                                                                          --------------------------------
                                                                           AMENDMENT NUMBER
--------------------------------------------------------------------------   03
STREET ADDRESS                                                            --------------------------------
501 Canal Boulevard, Suite A100                                            EFFECTIVE DATE
                                                                             OCTOBER 31, 1998
----------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                      EXTEND WORK COMPLETION TO
Richmond, CA 94804                                                           N/A
----------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY,
GRANTS OFFICE BUILDING 301,
ROOM B129, GAITHERSBURG, MARYLAND 20899-0001
----------------------------------------------------------------------------------------------------------
                                      PREVIOUS                                                TOTAL
COSTS ARE REVISED AS FOLLOWS:      ESTIMATED COSTS          ADD           DEDUCT          ESTIMATED COST
----------------------------------------------------------------------------------------------------------
FEDERAL SHARE OF COSTS               $2,000,000             $-0-           $-0-             $2,000,000
----------------------------------------------------------------------------------------------------------
RECIPIENT SHARE OF COST              $  503,250             $-0-           $-0-             $  503,250
----------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COST                 $2,503,250             $-0-           $-0-             $2,503,250
----------------------------------------------------------------------------------------------------------
REASON(S) FOR AMENDMENT

Project Title: Development of Novel DNA Binding Proteins as Antiviral Therapeutics.

This cooperative agreement is being amended to approve the change to the principal investigator from
Dr. George Cox to Dr. Casey Case per the Recipient's request dated October 19, 1998.

ALL PRIOR TERMS AND CONDITIONS REMAIN THE SAME AND IN EFFECT.

----------------------------------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of
Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within
15 days of receipt, the Grants Officer may declare this Amendment null and void.

[ ]  Special Award Conditions

[ ]  Line Item Budget

[ ]  Other(s):                                                 PLEASE RETAIN FOR YOUR
               ---------------------------                            RECORDS         --------------------
------------------------------------------                                    -----------------------------

----------------------------------------------------------------------------------------------------------
**ACCOUNTING CODE: cc: 8/4701342 Obj. Cls. 4110  Req. No. 8/473-3104 $0.00

        B-AE93-N-H-F-N-A-08-04000.  EIN: 68-0359556  470/H. Weetall

----------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER            TITLE                    DATE

Shamim A. Shaikh    /s/ SHAMIM A. SHAIKH                      Grants Officer           10/31/98

----------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL     TITLE                    DATE

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
FORM CD-451                             U.S. DEPARTMENT OF COMMERCE
(REV. 10-93)                                                               [ ] GRANT      [X] COOPERATIVE
DAO 203-26                                                                                    AGREEMENT
                                                                          --------------------------------
                                                                           ACCOUNTING CODE
            AMENDMENT TO FINANCIAL ASSISTANCE AWARD                          **SEE BELOW
----------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                             AWARD NUMBER
Sangamo BioSciences, Inc.                                                    70NANB7H3000
                                                                          --------------------------------
                                                                           AMENDMENT NUMBER
--------------------------------------------------------------------------   04
STREET ADDRESS                                                            --------------------------------
501 Canal Boulevard, Suite A100                                            EFFECTIVE DATE
                                                                             APR. 12, 1999
----------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                                      EXTEND WORK COMPLETION TO
Richmond, CA 94804                                                           N/A
----------------------------------------------------------------------------------------------------------
DEPARTMENT OF COMMERCE OPERATING UNIT
NATIONAL INSTITUTE OF STANDARDS AND TECHNOLOGY, GRANTS OFFICE
100 BUREAU DRIVE, STOP 3576, GAITHERSBURG, MD 20899-3576
----------------------------------------------------------------------------------------------------------
                                      PREVIOUS                                                TOTAL
COSTS ARE REVISED AS FOLLOWS:      ESTIMATED COSTS          ADD           DEDUCT          ESTIMATED COST
----------------------------------------------------------------------------------------------------------
FEDERAL SHARE OF COSTS               $2,000,000             $-0-           $-0-             $2,000,000
----------------------------------------------------------------------------------------------------------
RECIPIENT SHARE OF COST              $  503,250             $-0-           $-0-             $  503,250
----------------------------------------------------------------------------------------------------------
TOTAL ESTIMATED COST                 $2,503,250             $-0-           $-1-             $2,503,250
----------------------------------------------------------------------------------------------------------
REASON(S) FOR AMENDMENT

Project Title: Development of Novel DNA Binding Proteins as Antiviral Therapeutics

This cooperative agreement is being amended to 1) obligate and authorize expenditure of funding for the
THIRD and FINAL year (05/01/99 - 04/30/00); 2) incorporate the revised budget dated April 2, 1999;
3) allow the carryover of unexpended funds from the Second year to the Third and Final year;
4) substitute Special Award Condition #9 entitled "Human Subjects"; and 5) indicate on the attached, those terms and conditions affected by the additional funds, carryover, and any administrative or statutory requirements.

----------------------------------------------------------------------------------------------------------
This Amendment approved by the Grants Officer is issued in triplicate and constitutes an obligation of
Federal funding. By signing the three documents, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. Upon acceptance by the Recipient, two signed Amendment documents shall be returned to the Grants Officer and the third document shall be retained by the Recipient. If not signed and returned by the Recipient within
15 days of receipt, the Grants Officer may declare this Amendment null and void.

[X]  Special Award Conditions

[X]  Line Item Budget

[ ]  Other(s): ___________________________________________________________________________________________

__________________________________________________________________________________________________________


----------------------------------------------------------------------------------------------------------
**ACCOUNTING CODE: cc: 9/4701342 Obj. Cl. 4110  Req. No. 9/473-3169 $650,000.00

B-AE93-N-H-F-N-A-08-04000  EIN: 68-0359556  470/H. Weetall

----------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER            TITLE                    DATE

Lois E. McDuffee    /s/ LOIS E. MCDUFFEE                      Grants Officer           4/12/99

----------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL     TITLE                    DATE

  /s/  EOL
----------------------------------------------------------------------------------------------------------

                            SPECIAL AWARD CONDITIONS
                 ADVANCED TECHNOLOGY PROGRAM - SINGLE RECIPIENT
                           SANGAMO BIOSCIENCES, INC.
             COOPERATIVE AGREEMENT NO. 70NANB7H3000 - AMENDMENT 04

2. GRANTS OFFICER

The Grants Officer's name, address and telephone number are:

                                Lois E. McDuffee
                 National Institute of Standards and Technology
                        Grants Office, 100 Bureau Drive
                        Bldg. 411, Room A143, Stop 3576
                          Gaithersburg, MD 20899-3576
                                 (301) 975-6359

3. GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                               Kathleen Lettofsky
                 National Institute of Standards and Technology
                        Grants Office, 100 Bureau Drive
                        Bldg. 411, Room A143, Stop 3576
                          Gaithersburg, MD 20899-3576
                                 (301) 975-6342

4. PROJECT MANAGEMENT

a. The Technical Project Manager's name, address, and telephone number are:

                                 Howard Weetall
                 National Institute of Standards and Technology
                     100 Bureau Drive, Bldg. 101, Stop 4730
                          Gaithersburg, MD 20899-4730
                                 (301) 975-2628

b. The Business Project Manager's name, address, and telephone number are:

                                   Andy Klein
                 National Institute of Standards and Technology
                     100 Bureau Drive, Bldg. 101, Stop 4720
                          Gaithersburg, MD 20899-4720
                                 (301) 975-4292

5. PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated September 17, 1996, statements of accomplishments dated March 30, 1999, and revised budget dated April 2, 1999.

6. FUNDING LIMITATIONS

The scope of work and budget Incorporated into this award covers a three-year period (referred to as the "project period") for a total amount of $2,000,000 in Federal funds. However, Federal funding available at this time is limited to $650,000 for the third and final year period (referred to as the "budget period"), plus the carryover of unexpended funds from the second year to the third year period. The Recipient may not obligate, incur any expenditures, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. Should such an excess obligation, expenditures, or commitments occur, no legal liability will exist or result on the part of the Federal Government for payment of funds.

7. COST SHARE

The cumulative Year 1, Year 2 and Year 3 direct costs only cost sharing ratio applicable to this award is the Recipient's contribution of 20.10% ($503,250) and NIST's contribution of 79.90% ($2,000,000). The Recipient must meet or exceed the cost share ratio on a quarterly financial reporting basis.

9. HUMAN SUBJECTS

Substitute the following for the Special Award Condition shown in the original award document:

Based upon Sangamo BioSciences, Inc.'s correspondence dated February 24, 1999, NIST has concluded that the human subject research identified in that correspondence meets the criteria to qualify for an exemption under 15 CFR Part
27. Specifically, the involvement of human subjects in the correspondence meets the following exemption described in 15 CFR27.101(b)(4), which states:

"Research involving the collection or study of existing data, documents, records, pathological specimens, or diagnostic specimens, if these sources are publicly available or if the information is recorded by the investigator in such a manner that subjects cannot be identified, directly or through identifiers linked to the subjects."

The human cell lines to be used within the project entitled "Development of Novel DNA Binding Proteins as Antiviral Therapeutics" awarded to Sangamo BioSciences are purchased from American Type Tissue Collection (ATTC). The four cell lines involved include HEK293 cells derived from kidney fibroblasts, Huh7 cells derived from hepatocytes, and PM1 and U937 cells which are derived from lymphoid cells. These four cell lines cannot be traced to the original source, and they are publicly available through the ATTC.

SPECIAL AWARD CONDITIONS/ATP-SR/4-99

No other human subject research activity is authorized by NIST.

If the conditions upon which this exemption is based change in any way, the Recipient must notify the Grants Office immediately in writing and obtain prior written approval from the Grants Officer before proceeding with any further research.

By accepting this amendment, the Recipient certifies to the accuracy of the documentation cited above.

ALL PRIOR TERMS AND CONDITIONS REMAIN THE SAME AND IN EFFECT.

                              SANGAMO BIOSCIENCES

                   ESTIMATED MULTI-YEAR BUDGET-SINGLE COMPANY
-------------------------------------------------------------------------------

                                                   YEAR ONE        YEAR TWO      YEAR THREE          TOTAL
                                                   --------        ---------     ----------         --------
1. OBJECT CLASS CATEGORY

A. Technical Personnel Salaries/Wages               $163,500        $394,500        $258,000         $816,000
B. Technical Personnel Fringe Benefits                30,000          55,250          38,000          123,250
C. Administrative Personnel Salaries/Wages            42,500          67,500          67,500          177,500
D. Administrative Personnel Fringe Benefits            8,000          11,250          11,250           30,500
E. Travel                                             10,000          18,000          18,000           46,000
F. Equipment                                         150,000          95,000          40,000          285,000
G. Materials/Supplies                                 90,000         100,000         205,000          395,000
H. Subcontracts                                       50,000         275,000         305,000          630,000
I. Other
J. Total Direct Costs (Lines A thru I)               544,000       1,016,500         942,750        2,503,250
K. Total Direct Costs Requested From ATP             499,000         901,000         650,000        2,000,000
L. Total Direct Costs Shared by Proposer (if any)    $95,000        $115,500        $292,750         $503,250
M. Total Indirect Costs Absorbed by Proposer         $50,000         $65,000         $85,000         $200,000
N. Total Costs (Lines J - M)                        $594,000      $1,081,500      $1,027,250       $2,703,250

2. SOURCES OF FUNDS

 A. ATP (Same as Line K)                            $449,000        $901,000        $660,000       $2,000,000
 B. Sangamo BioSciences, Inc.                        145,000         180,500         377,750          703,250
 C.
 D.
 E. Total Sources of Funds (Same as Line N)         $594,000      $1,081,500      $1,027,250       $2,703,250

3. TASKS

 A.                                                $              $               $                $
 B.
 C.
 D.
 E.
 F.
 G.
 H.
 I. Total Costs of All Tests (Same as Line N)      $              $               $                 $